UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005
                                                  ------------------------------

                         eRoomSystem Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                     000-31037                87-0540713
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)

        1072 Madison Ave., Lakewood, NJ                      08701
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    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 730-0116
                                                    ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

eRoomSystem Technologies, Inc. announced its results for the three months ended June 30, 2005 in the attached press release.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      Exhibit No.       Description

      99 Press release describing financial results for the three months ended June 30, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EROOMSYSTEM TECHNOLOGIES, INC.
                                       (Registrant)

Date:  August 16, 2005
                                       By: /s/ David A. Gestetner
                                           -------------------------------------
                                           David A. Gestetner
                                           Its: Chief Executive Officer and
                                                President


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